                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                                 T. Rowe Price Funds
                                                           100 East Pratt Street
                                                             Baltimore, MD 21202

                                                             Patricia B. Lippert
                                                                       Secretary

September 7, 2001

An annual meeting of shareholders of the funds will be held on Tuesday, October 23, 2001, at 3:00 p.m., eastern time, in the offices of the funds, 100 East Pratt Street, Baltimore, MD 21202. The following matters will be acted upon at that time:

1. To elect directors/trustees to serve on the Boards of the funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record of common stock at the close of business on August 24, 2001, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. THE BOARDS OF THE FUNDS RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.



PATRICIA B. LIPPERT
                         T. Rowe Price Family of Funds

                           YOUR VOTE IS IMPORTANT
-----------------------------------------------------------------------------
ALL FUNDS (OTHER THAN THE EQUITY, FIXED INCOME, AND INTERNATIONAL SERIES)
SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICE ON THE MATTER TO BE ACTED
UPON BY USING ONE OF THE FOLLOWING THREE METHODS:

1. VOTE BY INTERNET.*

 .    Read the proxy statement.

 .    Go to the proxy voting link found on your proxy card.

 .    Enter the control number found on your proxy card.

 .    Follow the instructions using your proxy card as a guide.

2. VOTE BY TELEPHONE.*

 .    Read the proxy statement.

 .    Call the toll-free number found on your proxy card.

 .    Enter the control number found on your proxy card.

 .    Follow the recorded instructions using your proxy card as a guide.

3. VOTE BY MAIL.

 .    Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

EQUITY, FIXED INCOME, AND INTERNATIONAL SERIES

CONTRACTHOLDERS ARE URGED TO DESIGNATE THEIR CHOICE ON THE MATTER TO BE ACTED
UPON BY USING THE FOLLOWING METHOD:

1. VOTE BY MAIL.

 .    Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE
ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
-----------------------------------------------------------------------------



* If you vote by telephone or access the Internet voting site, your vote must be received no later than 12:00 a.m. eastern time on October 23, 2001.

               Annual Meeting of Shareholders -- October 23, 2001


  T. ROWE PRICE FAMILY OF FUNDS (each a "fund" and collectively, the "funds")

Institutional Equity Funds, Inc.        T. Rowe Price Index Trust, Inc.
  consisting of its series:               consisting of its series:
  Institutional Large-Cap Value Fund      T. Rowe Price Equity Index 500 Fund
Institutional Mid-Cap Equity Growth     T. Rowe Price Extended Equity Market
Fund                                    Index
  Institutional Small-Cap Stock Fund        Fund
Institutional International Funds,      T. Rowe Price Total Equity Market Index
Inc.                                    Fund
  consisting of its series:             T. Rowe Price International Funds, Inc.
  Foreign Equity Fund                     consisting of its series:
T. Rowe Price Balanced Fund, Inc.         T. Rowe Price Emerging Europe &
T. Rowe Price Blue Chip Growth Fund,        Mediterranean Fund
Inc. and                                T. Rowe Price Emerging Markets Bond
  its Advisor Class                     Fund
T. Rowe Price California Tax-Free       T. Rowe Price Emerging Markets Stock
Income Trust                            Fund
  consisting of its series:               T. Rowe Price European Stock Fund
  California Tax-Free Bond Fund           T. Rowe Price Global Stock Fund
  California Tax-Free Money Fund        T. Rowe Price International Bond Fund
T. Rowe Price Capital Appreciation      and
Fund                                        its Advisor Class
T. Rowe Price Capital Opportunity       T. Rowe Price International Discovery
Fund, Inc.                              Fund
T. Rowe Price Corporate Income Fund,    T. Rowe Price International Growth &
Inc.                                    Income
T. Rowe Price Developing Technologies       Fund
  Fund, Inc.                            T. Rowe Price International Stock Fund
T. Rowe Price Diversified Small-Cap     and
Growth                                      its Advisor Class
  Fund, Inc.                              T. Rowe Price Japan Fund
T. Rowe Price Dividend Growth Fund,       T. Rowe Price Latin America Fund
Inc.                                      T. Rowe Price New Asia Fund
T. Rowe Price Equity Income Fund and    T. Rowe Price International Index Fund,
  its Advisor Class                     Inc.
T. Rowe Price Equity Series, Inc.         consisting of its series:
  consisting of its series:             T. Rowe Price International Equity
T. Rowe Price Blue Chip Growth          Index Fund
Portfolio                               T. Rowe Price International Series,
                                        Inc.
T. Rowe Price Equity Income Portfolio     consisting of its series:
T. Rowe Price Equity Index 500          T. Rowe Price International Stock
Portfolio                               Portfolio
T. Rowe Price Health Sciences           T. Rowe Price Media &
Portfolio                               Telecommunications
                                          Fund, Inc.
T. Rowe Price Mid-Cap Growth Portfolio  T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price New America Growth        and
Portfolio                                 its Advisor Class
T. Rowe Price Personal Strategy         T. Rowe Price Mid-Cap Value Fund, Inc.
Balanced                                T. Rowe Price New America Growth Fund
    Portfolio                           T. Rowe Price New Income Fund, Inc.
T. Rowe Price Financial Services Fund,  T. Rowe Price Personal Strategy Funds,
Inc.                                    Inc.
T. Rowe Price Fixed Income Series,        consisting of its series:
Inc.                                    T. Rowe Price Personal Strategy
  consisting of its series:             Balanced
T. Rowe Price Limited-Term Bond             Fund
Portfolio                               T. Rowe Price Personal Strategy Growth
                                        Fund
T. Rowe Price Prime Reserve Portfolio   T. Rowe Price Personal Strategy Income
T. Rowe Price Global Technology Fund,   Fund
Inc.                                    T. Rowe Price Prime Reserve Fund, Inc.
T. Rowe Price GNMA Fund                 and
T. Rowe Price Growth & Income Fund,       its PLUS Class
Inc.                                    T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Health Sciences Fund,
Inc.                                    (continued on next page)
T. Rowe Price High Yield Fund, Inc.
and
  its Advisor Class

T. Rowe Price Reserve Investment Funds,  T. Rowe Price Summit Municipal Funds,
Inc.                                     Inc.
  consisting of its series:                consisting of its series:
  T. Rowe Price Government Reserve
    Investment Fund                      T. Rowe Price Summit Municipal Income
  T. Rowe Price Reserve Investment Fund      Fund
T. Rowe Price Science & Technology         T. Rowe Price Summit Municipal
Fund, Inc.                                   Intermediate Fund
  and its Advisor Class                    T. Rowe Price Summit Municipal Money
T. Rowe Price Short-Term Bond Fund,          Market Fund
Inc.                                     T. Rowe Price Tax-Efficient Funds,
T. Rowe Price Small-Cap Stock Fund,      Inc.
Inc. and its                               consisting of its series:
  Advisor Class                          T. Rowe Price Tax-Efficient Balanced
T. Rowe Price Small-Cap Value Fund,      Fund
Inc. and its                             T. Rowe Price Tax-Efficient Growth
  Advisor Class                          Fund
T. Rowe Price Spectrum Fund, Inc.        T. Rowe Price Tax-Efficient Multi-Cap
  consisting of its series:              Growth
  Spectrum Growth Fund                       Fund
  Spectrum Income Fund                   T. Rowe Price Tax-Exempt Money Fund,
  Spectrum International Fund            Inc. and
T. Rowe Price State Tax-Free Income        its PLUS Class
Trust                                    T. Rowe Price Tax-Free High Yield,
  consisting of its series:              Inc.
  Florida Intermediate Tax-Free Fund     T. Rowe Price Tax-Free Income Fund,
  Georgia Tax-Free Bond Fund             Inc.
                                         T. Rowe Price Tax-Free Intermediate
Maryland Short-Term Tax-Free Bond Fund   Bond
  Maryland Tax-Free Bond Fund              Fund, Inc.
  Maryland Tax-Free Money Fund           T. Rowe Price Tax-Free
  New Jersey Tax-Free Bond Fund          Short-Intermediate
  New York Tax-Free Bond Fund              Fund, Inc.
  New York Tax-Free Money Fund           T. Rowe Price U.S. Bond Index Fund,
  Virginia Tax-Free Bond Fund            Inc.
T. Rowe Price Summit Funds, Inc.           consisting of its series:
  consisting of its series:                T. Rowe Price U.S. Bond Index Fund
                                         T. Rowe Price U.S. Treasury Funds,
T. Rowe Price Summit Cash Reserves Fund  Inc.
  T. Rowe Price Summit GNMA Fund           consisting of its series:
                                           U.S. Treasury Intermediate Fund
                                           U.S. Treasury Long-Term Fund
                                           U.S. Treasury Money Fund
                                         T. Rowe Price Value Fund, Inc., and
                                         its
                                           Advisor Class




                                PROXY STATEMENT

This document gives you information you need in order to vote on the matter coming before the annual meeting and is furnished in connection with the solicitation of proxies by the funds. If you have any questions, please feel free to call us toll free, 1-800-541-5910.


Who is asking for my vote?

The Boards of the funds have asked that you vote on the matter listed in the notice of annual meeting of shareholders. The votes will be formally counted at the annual meeting on Tuesday, October 23, 2001, and if the annual meeting is adjourned, at any later meeting. You may vote in person at the annual meeting, by Internet, by telephone, or by returning your completed proxy card in the postage-paid envelope provided. Do not mail the proxy card if you are voting by Internet or telephone.

Equity, Fixed Income, and International Series contractholders may vote in person at the annual meeting or by returning their completed proxy card in the postage-paid envelope provided.


Who is eligible to vote?

Shareholders of record at the close of business on August 24, 2001, (the "RECORD DATE") are notified of the meeting and are entitled to vote. The notice of annual meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 7, 2001.

Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund(s) they held as of August 24, 2001. Under Maryland and Massachusetts law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all;
(2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.


What are shareholders being asked to vote on?

At a meeting held on July 24, 2001, the Boards of the funds, including a majority of the independent directors/trustees, unanimously approved submitting the following proposal:

PROPOSAL                                    FUNDS AFFECTED
--------------------------------------------------------------
1.  To elect directors/trustees to serve    All funds
 on the Boards of the funds until the next
 annual meeting, if any, or until their
 successors shall have been duly elected
 and qualified.
2.  To transact such other business as may  All funds
 properly come before the meeting and any
 adjournments thereof.
--------------------------------------------------------------




Who provides services to the funds?

T. Rowe Price Associates, Inc. ("T. Rowe Price"), provides investment advisory services to the funds other than the international funds. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a holding company listed on the Nasdaq(R) National Market. T. Rowe Price International, Inc., a wholly owned subsidiary of T. Rowe Price, provides investment advisory services to the international funds.

Each fund also has an accounting services agreement with T. Rowe Price, an underwriting agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), and a transfer agency agreement with T. Rowe Price Services, Inc. ("Price Services"). The taxable funds also have a subtransfer agency agreement with T. Rowe Price Retirement Plan Services, Inc. ("Retirement Services"). Each of these service providers is a wholly owned subsidiary of T. Rowe Price.

The T. Rowe Price Trust Company ("the Trust Company") is a wholly owned subsidiary of T. Rowe Price and serves as trustee and custodian for certain IRA, Keogh, and other prototype plans that utilize the funds as investment options.

The address of T. Rowe Price, Investment Services, and the Trust Company is 100 East Pratt Street, Baltimore, MD 21202, and the address of Price Services and Retirement Services is 4515 Painters Mill Road, Owings Mills, MD 21117. The address for T. Rowe Price International is 60 Queen Victoria Street, London, EC4N 4TZ, England.


How can I get more information about the funds?

A COPY OF EACH FUND'S MOST RECENT SHAREHOLDER REPORT WAS MAILED TO ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS FOR THE FUNDS' FISCAL PERIOD-END. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY REPORT, PLEASE CONTACT T. ROWE PRICE BY CALLING 1-800-541-5910; WRITING TO 100 EAST PRATT STREET, BALTIMORE, MD 21202; OR VISITING OUR WEB SITE AT WWW.TROWEPRICE.COM. ALL COPIES ARE PROVIDED FREE OF CHARGE.


ELECTION OF DIRECTORS/TRUSTEES


Why are directors/trustees being elected?

Because of the important role independent directors/trustees play in governing our funds, the current fund directors/trustees are asking shareholders to elect an expanded slate of directors/trustees that will increase the number of independent directors/trustees serving each fund. The increased representation of independent directors/trustees will mean greater protection of shareholders' interests.

Importantly, all of the directors/trustees standing for election currently serve on the Boards of multiple funds. If the entire slate is approved, there will be nine independent directors/trustees and two or three inside directors/trustees on each fund Board.

Another important benefit of these elections is that the same independent directors/trustees will serve on the Boards of all of the Price funds. This will expose the directors/trustees to a wider range of business and economic trends, increase sharing of directors'/trustees' knowledge, background, and experience and allow the Boards to operate more efficiently.


Who are the nominees for directors/trustees?

The Boards have proposed the slate of persons listed in Table 1 for election as director or trustee, each to hold office until the next annual meeting (if any) or until his successor is duly elected and qualified.

A shareholder using the enclosed proxy card can vote for all or any of the nominees or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director or trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Boards of the funds may recommend. There are no family relationships among these nominees.

Price Equity Funds. Ms. Merriman and Messrs. Dick, Fagin, Vos and Wythes currently serve as independent directors/trustees to all of the Price equity funds. Shareholders are being asked to reelect them to each of the Boards of the Price equity funds.

In addition, Messrs. Burnett, Deering, Linaweaver, and Schreiber, who currently serve as independent directors/trustees to all of the Price income funds, are being nominated for election to each of the Boards of the Price equity funds.

Mr. Kennedy currently serves as an interested director/trustee to the following Price equity funds and shareholders are being asked to reelect him: Balanced, Blue Chip Growth, Capital Appreciation, Dividend Growth, Equity Income, Financial Services, Growth & Income, Index, Institutional Equity, Mid-Cap Growth, Mid-Cap Value, Personal Strategy, Real Estate, Tax-Efficient, and Value. Shareholders are also being asked to elect Mr. Kennedy as a director of the following Price equity funds: Developing Technologies, Global Technology, Media & Telecommunications, and Spectrum.

Mr. Laporte currently serves as an interested director/trustee to the following Price equity funds and shareholders are being asked to re-elect him: Capital Opportunity, Diversified Small-Cap Growth, Equity Series, Health Sciences, New America Growth, Science & Technology, Small-Cap Stock, and Small-Cap Value.

Mr. Riepe currently serves as an interested director to all of the Price equity funds and shareholders are being asked to reelect him.

Mr. Testa currently serves as an interested director to all of the Price equity funds, except the Mid-Cap Growth Fund. Shareholders are being asked to reelect him as a director to all of the Price equity funds on which he currently serves and to elect him as a director of the Mid-Cap Growth Fund.

Price Income Funds. Messrs. Burnett, Deering, Linaweaver, and Schreiber currently serve as independent directors/trustees to all of the Price income funds. Shareholders are being asked to reelect them to each of the Boards of the Price income funds.

In addition, Ms. Merriman and Messrs. Dick, Fagin, Vos, and Wythes, who currently serve as independent directors/trustees to all of the Price equity funds, are being nominated for election to each of the Boards of the Price income funds.

Messrs. Reynolds, Riepe, and Testa currently serve as interested directors to all of the Price income funds and shareholders are being asked to reelect them.

Price International Funds. Messrs. Deering, Dick, and Wythes currently serve as independent directors/trustees to all of the Price international funds. Shareholders are being asked to reelect them to each of the Boards of the Price international funds.

In addition, Ms. Merriman and Messrs. Burnett, Fagin, Linaweaver, Schreiber, and Vos, who currently serve on the Boards of either the Price equity or income funds, are being nominated for election to each of the Boards of the Price international funds.

Messrs. Testa and Wade currently serve as interested directors to all of the Price international funds and shareholders are being asked to reelect them.

Shareholders are being asked to elect the Board of Directors/Trustees of their respective fund(s) only.

Table 1 provides biographical information on each director/trustee, their ownership, if any, in the funds to which they have been nominated for election as a director/trustee, and their total ownership in any of the other Price funds/trusts.

Table 1  Nominees for Election as
Directors/Trustees
                                                                    All Other Price
                                                                    Funds' Shares
                                                                    Owned, Directly or
Name, Date of Birth, Address,    Fund Shares Beneficially           Indirectly, as
Position on Fund Board, and      Owned, Directly or Indirectly,     of 6/30/01
Principal Occupations/a/         as of 6/30/01
--------------------------------------------------------------------------------------
*James A. C. Kennedy, 8/15/53    Capital Appreciation       11,184  3,611,334
                                 Developing                 40,679
100 E. Pratt Street, Baltimore,  Technologies                7,682
MD 21202                         Dividend Growth             1,729
                                 Equity Income              10,245
Director/Trustee of the          Financial Services          5,940
Balanced, Blue Chip Growth,      Media &                     6,843
Capital Appreciation, Dividend    Telecommunications         7,307
Growth, Equity Income,           Mid-Cap Growth             19,421
Financial Services, Growth &     Mid-Cap Value
Income, Institutional Equity,    Value
Mid-Cap Growth, Mid-Cap Value,
Personal Strategy, Real Estate,
Tax-Efficient, and Value Funds
and the Index Trust

Managing Director and Director,
T. Rowe Price and T. Rowe Price
Group, Inc.; Officer and/or
Director of 3 other T. Rowe
Price equity funds/trusts
--------------------------------------------------------------------------------------
*John H. Laporte, 7/26/45        Capital Opportunity         6,229         3,159,980
                                 New America Growth         31,755
100 E. Pratt Street, Baltimore,  Science & Technology       34,070
MD 21202                         Small-Cap Stock             4,800

Director/Trustee of the Capital
Opportunity, Diversified
Small-Cap Growth, Health
Sciences, New America Growth,
Science & Technology, Small-Cap
Stock, and Small-Cap Value
Funds and the Equity Series

Managing Director, T. Rowe
Price; Managing Director and
Director, T. Rowe Price Group,
Inc.; Officer and/or Director
of 7 other T. Rowe Price equity
funds/ trusts
--------------------------------------------------------------------------------------
*William T. Reynolds, 5/26/48    GNMA                       29,191            35,661
                                 Maryland:                  14,374
100 E. Pratt Street, Baltimore,    Short-Term Tax-Free     188,457
MD 21202                                                       358
                                 Tax-Free Bond              20,271
Director/Trustee of the T. Rowe  Prime Reserve             260,533
Price income funds/trusts        Short-Term Bond           169,554
                                 Summit Municipal              649
Director and Managing Director,    Money Market            297,404
T. Rowe Price and T. Rowe Price  Tax-Exempt Money
Group, Inc.; Vice President of   Tax-Free Short-
the Personal Strategy,
Spectrum, and Tax-Efficient      Intermediate
Funds                            U.S. Treasury
                                  Intermediate
--------------------------------------------------------------------------------------
*James S. Riepe, 6/25/43         Balanced                   39,074           153,121
                                 Capital Appreciation       15,593
100 E. Pratt Street, Baltimore,  Equity Income              50,271
MD 21202                         Growth & Income            21,205
                                 High Yield                 49,816
Director/Trustee of all T. Rowe  Prime Reserve             121,133
Price funds except the           Short-Term Bond            93,851
international funds              Small-Cap Value            41,532
                                 Summit Cash Reserves    3,730,933
Vice Chairman of the Board,      Summit Municipal        4,890,637
Director and Managing Director,    Money Market            166,464
T. Rowe Price Group, Inc.;       Tax-Free Short-            14,483
Director and Managing Director,                             22,774
T. Rowe Price; Chairman of the   Intermediate
Board, T. Rowe Price Investment  Total Market Equity
Services, Inc., T. Rowe Price    Index
Retirement Plan Services, Inc.,  Value
and T. Rowe Price Services,
Inc.; Chairman of the Board,
President and Trust Officer, T.
Rowe Price Trust Company;
Director, T. Rowe Price
International, Inc.; Director
of 3 other T. Rowe Price equity
funds
--------------------------------------------------------------------------------------
*M. David Testa, 4/22/44         Emerging Markets Stock     30,795             9,113
                                 Health Sciences            12,435
100 E. Pratt Street, Baltimore,  High Yield                222,585
MD 21202                         International               5,554
                                 Discovery                 103,895
Director/Trustee of all T. Rowe  International Stock         7,748
Price funds except Mid-Cap       Mid-Cap Growth             47,610
Growth                           Prime Reserve              36,337
                                 Small-Cap Value         2,491,579
Vice Chairman of the Board,      Summit Cash Reserves      104,531
Chief Investment Officer,        Summit Municipal            1,245
Director, and Managing             Intermediate             38,008
DIrector, T. Rowe Price Group,   Tax-Free Income
Inc.; Chief Investment Officer,  Value
Director, and Managing
Director, T. Rowe Price; Vice
President and Director, T. Rowe
Price Trust Company; Director,
T. Rowe Price International,
Inc.; Director of 3 other T.
Rowe Price equity funds
--------------------------------------------------------------------------------------
*Martin G. Wade, 2/16/43         International               3,851             4,465
                                 Discovery                  16,925
60 Queen Victoria Street         International Stock         4,743
London EC4N 4TZ, England         Latin America

Director of the T. Rowe Price
international funds

Managing Director, T. Rowe
Price; Director and Managing
Director, T. Rowe Price Group,
Inc.; Chairman of the Board, T.
Rowe Price International, Inc.
--------------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.,        High Yield                    160               183
3/16/32                          International Stock            89
                                 Prime Reserve               1,605
2500 West North Avenue
Baltimore, MD 21216

Director/Trustee of the T. Rowe
Price income funds/trusts

President, Coppin State
College; Director, Provident
Bank of Maryland
--------------------------------------------------------------------------------------
Anthony W. Deering, 1/28/45      European Stock              7,191         --
                                 International Bond        124,300
10275 Little Patuxent Parkway    International               2,729
Columbia, MD 21044               Discovery                   7,524
                                 Japan                       2,500
Director/Trustee of the T. Rowe  Media &                     5,934
Price income and international    Telecommunications       109,882
funds/trusts                     Real Estate
                                 Small-Cap Value
Director, Chairman of the
Board, President, and Chief
Executive Officer, The Rouse
Company, real estate developers
--------------------------------------------------------------------------------------
Donald W. Dick, Jr., 1/27/43     Balanced                    1,858             5,123
                                 Blue Chip Growth              776
EuroCapital Advisors, LLC        Capital Appreciation        7,206
P.O. Box 491                     Dividend Growth               411
Chilmark, MA 02535               Equity Income               1,400
                                 Equity Index 500              460
Director/Trustee of the T. Rowe  European Stock              1,234
Price equity and international   Financial Services            923
funds/trusts                     Growth & Income               649
                                 Health Sciences               696
Principal, EuroCapital           High Yield                  5,847
Advisors, LLC, an acquisition    International Bond         10,176
and management advisory firm;    International               1,413
Director, ThinkSharp, Inc.       Discovery                   9,596
(1/98 to present), The Haven     International Stock         3,014
Group, f/k/a Haven Acquisition   Japan                       1,141
Corp. (6/98 to present), Haven   Latin America                 319
Homes, Inc. (6/98 to present),   Mid-Cap Growth              1,061
LaPointe International Corp.     New America Growth          1,753
(since 3/99), LaPointe, Ltd.     New Asia                    2,181
(UK) (since 7/99) and Sequor     New Income                478,022
Industries, N.V. (The            Prime Reserve                 873
Netherlands)                     Science & Technology        1,080
                                 Small-Cap Stock               357
                                 Spectrum:                     544
                                  Growth                     5,313

                                 International
                                 U.S. Treasury
                                  Intermediate
--------------------------------------------------------------------------------------
David K. Fagin, 4/9/38           Blue Chip Growth            1,741                69
                                 Dividend Growth             2,183
33 Glenmoor Drive                Equity Income               1,970
Englewood, CO 80110-7115         European Stock              2,280
                                 International Stock        10,979
Director/Trustee of the T. Rowe  Mid-Cap Growth              4,482
Price equity funds/trusts        New Asia                    2,228
                                 Small-Cap Stock             1,925
Director, Dayton Mining          Summit Cash Reserves    1,693,600
Corporation                      Short-Term Bond            10,355
(6/98 to present), Golden Star   Tax-Efficient:              4,038
Resources Ltd., and Canyon        Balanced                   5,061
Resources, Corp. (5/00 to
present); Chairman and           Growth
President, Nye Corporation;
formerly, Director, Nescor
Corporation and Chairman of the
Board and Director, Western
Exploration and Development,
Ltd.
--------------------------------------------------------------------------------------
F. Pierce Linaweaver, 8/22/34    Balanced                    8,071            20,625
                                 High Yield                 22,837
Green Spring Station             International               6,300
2360 West Joppa Road, Suite 224  Discovery                   9,269
Lutherville, MD 21093            New America Growth          5,158
                                 Prime Reserve
Director/Trustee of the T. Rowe
Price income funds/trusts

President, F. Pierce Linaweaver
& Associates, Inc., consulting
environmental and civil
engineers; Director,
Daft-McCune-Walker, Inc. (1998
to present)
--------------------------------------------------------------------------------------
Hanne M. Merriman, 11/16/41      Blue Chip Growth            5,397             1,060
                                 Capital Appreciation        1,547
3201 New Mexico Avenue, N.W.     Dividend Growth             2,391
Suite 350                        Equity Income               3,117
Washington, D.C. 20016           Equity Index 500            5,112
                                 New America Growth            647
Director/Trustee of the T. Rowe  Prime Reserve               6,085
Price equity funds/trusts        Spectrum:                  13,362
                                  Growth                     2,071
Retail Business Consultant;                                126,868
Director, Ann Taylor Stores      International               1,984
Corporation, Central Illinois    Summit Municipal            4,680
Public Service Company, Ameren     Money Market
Corp., Finlay Enterprises,       Science & Technology
Inc., The Rouse Company, State   Value
Farm Mutual Automobile
Insurance Company, and US
Airways Group, Inc.
--------------------------------------------------------------------------------------
John G. Schreiber, 10/21/46      GNMA                       19,632         --
                                 Growth & Income            19,172
Centaur Capital Partners         High Yield                 28,755
One Westminster Place, Suite     New Income                 21,297
300                              Prime Reserve              33,947
Lake Forest, IL 60045            Short-Term Bond            34,785
                                 Summit Cash Reserves      114,326
Director/Trustee of the T. Rowe  Summit Municipal:         136,374
Price income funds/trusts         Income                   133,856
                                                         4,659,898
Owner/President, Centaur         Intermediate              108,237
Capital Partners, Inc., a real     Money Market             12,566
estate investment company;       Tax-Exempt Money           15,309
Director, AMLI Residential       Tax-Free High Yield        25,693
Properties Trust, The Brickman   Tax-Free Income            34,485
Group, Ltd., and Host Marriott   Tax-Free Short-            18,603
Corporation; Partner,                                      148,388
Blackstone Real Estate           Intermediate               21,921
Partners, L.P.; Director, and    U.S. Treasury:
formerly Executive Vice           Intermediate
President, JMB Realty
Corporation                      Long-Term
                                  Money
                                 Value
--------------------------------------------------------------------------------------
Hubert D. Vos, 8/2/33            Equity Income               1,295             2,429
                                 Health Sciences             2,427
1114 State Street, Suite 247     Mid-Cap Growth                552
P.O. Box 90409                   Science & Technology        1,996
Santa Barbara, CA 93190-0409     Small-Cap Stock               693
                                 Small-Cap Value             1,174
Director/Trustee of the T. Rowe
Price equity funds/trusts

Owner/President, Stonington
Capital Corporation, a private
investment company
--------------------------------------------------------------------------------------
Paul M. Wythes, 6/23/33          Growth & Income             1,711             3,621
                                 International              38,805
755 Page Mill Road, Suite A200   Discovery                   1,045
Palo Alto, CA 94304-1005         New America Growth          1,223
                                 Science & Technology          761
Director/Trustee of the T. Rowe  Small-Cap Value            57,338
Price equity and international   Value
funds/trusts

Founding Partner of Sutter Hill
Ventures, a venture capital
limited partnership, providing
equity capital to young high
technology companies throughout
the United States; Director,
Teltone Corporation and Sutter
Hill Investments Maritius Ltd.
--------------------------------------------------------------------------------------

* Nominees considered "interested persons" because of relationships with T. Rowe Price and/or T. Rowe Price International as described in the table. They are also shareholders of T. Rowe Price Group, Inc.

/a/
 Unless otherwise indicated, each individual has held the office indicated, or other offices in the same company, for the last five years. Messrs. Kennedy, Laporte, Reynolds, Riepe, Testa, and Wade have held their positions with T. Rowe Price Group since 2000.


Table 2 sets forth the year each director/trustee was first elected.

Table 2  Year of Original Election as a Director/Trustee
T. Rowe Price Fund                                      Burnett  Deering  Dick  Fagin  Linaweaver  Merriman  Schreiber  Vos   Wythes
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                                   *        *     1991  1991       *         1994        *      1991   1992
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                           *        *     1993  1993       *         1994        *      1993   1993
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Free Income Trust                         1993     1986     *      *       1986        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                       *        *     1986  1988       *         1994        *      1986   1994
------------------------------------------------------------------------------------------------------------------------------------
Capital Opportunity                                        *        *     1994  1994       *         1994        *      1994   1994
------------------------------------------------------------------------------------------------------------------------------------
Corporate Income                                         1995     1995     *      *       1995        *        1995      *      *
------------------------------------------------------------------------------------------------------------------------------------
Developing Technologies                                    *        *     2000  2000       *         2000        *      2000   2000
------------------------------------------------------------------------------------------------------------------------------------
Diversified Small-Cap Growth                               *        *     1997  1997       *         1997        *      1997   1997
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth                                            *        *     1992  1992       *         1994        *      1992   1992
------------------------------------------------------------------------------------------------------------------------------------
Equity Income                                              *        *     1994  1988       *         1994        *      1985   1994
------------------------------------------------------------------------------------------------------------------------------------
Equity Series                                              *        *     1994  1994       *         1994        *      1994   1994
------------------------------------------------------------------------------------------------------------------------------------
Financial Services                                         *        *     1996  1996       *         1996        *      1996   1996
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income Series                                      1994     1994     *      *       1994        *        1994      *      *
------------------------------------------------------------------------------------------------------------------------------------
Global Technology                                          *        *     2000  2000       *         2000        *      2000   2000
------------------------------------------------------------------------------------------------------------------------------------
GNMA                                                     1993     1985     *      *       1985        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income                                            *        *     1982  1994       *         1994        *      1994   1982
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences                                            *        *     1995  1995       *         1995        *      1995   1995
------------------------------------------------------------------------------------------------------------------------------------
High Yield                                               1993     1984     *      *       1984        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Index Trust                                                *        *     1994  1994       *         1994        *       1     1990
                                                                                                                        994
------------------------------------------------------------------------------------------------------------------------------------
Institutional Equity                                       *        *     1996  1996       *         1996        *      1996   1996
------------------------------------------------------------------------------------------------------------------------------------
Institutional International                                *      1991    1989    *        *          *          *       *     1996
------------------------------------------------------------------------------------------------------------------------------------
International                                              *      1991    1988    *        *          *          *       *     1996
------------------------------------------------------------------------------------------------------------------------------------
International Index                                        *      2000    2000    *        *          *          *       *     2000
------------------------------------------------------------------------------------------------------------------------------------
International Series                                       *      1994    1994    *        *          *          *       *     1996
------------------------------------------------------------------------------------------------------------------------------------
Media & Telecommunications                                 *        *     1997  1997       *         1997        *      1997   1997
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                                             *        *     1992  1992       *         1994        *      1992   1992
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                                              *        *     1996  1996       *         1996        *      1996   1996
------------------------------------------------------------------------------------------------------------------------------------
New America Growth                                         *        *     1985  1994       *         1994        *      1994   1985
------------------------------------------------------------------------------------------------------------------------------------
New Income                                               1993     1980     *      *       1983        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Personal Strategy                                          *        *     1994  1994       *         1994        *      1994   1994
------------------------------------------------------------------------------------------------------------------------------------
Prime Reserve                                            1993     1979     *      *       1980        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                *        *     1997  1997       *         1997        *      1997   1997
------------------------------------------------------------------------------------------------------------------------------------
Reserve Investment                                       1997     1997     *      *       1997        *        1997      *      *
------------------------------------------------------------------------------------------------------------------------------------
Science & Technology                                       *        *     1994  1994       *         1994        *      1988   1987
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                                          1993     1983     *      *       1983        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Stock                                            *        *     1992  1992       *         1994        *      1992   1992
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                                            *        *     199   1994       *         1994        *      1988   1988
                                                                           4
------------------------------------------------------------------------------------------------------------------------------------
Spectrum                                                   *        *     1999  1999       *         1999        *      1999   1999
------------------------------------------------------------------------------------------------------------------------------------
State Tax-Free Income Trust                              1993     1986     *      *       1986        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Summit                                                   1993     1993     *      *       1993        *        1993      *      *
------------------------------------------------------------------------------------------------------------------------------------
Summit Municipal                                         1993     1993     *      *       1993        *        1993      *      *
------------------------------------------------------------------------------------------------------------------------------------
Tax-Efficient                                              *        *     1997  1997       *         1997        *      1997   1997
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money                                         1993     1983     *      *       1983        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield                                      1993     1984     *      *       1984        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Income                                          1993     1983     *      *       1979        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Intermediate                                    1993     1992     *      *       1992        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate                              1993     1983     *      *       1983        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Bond Index                                          2000     2000     *      *       2000        *        2000      *      *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury                                            1993     1989     *      *       1989        *        1992      *      *
------------------------------------------------------------------------------------------------------------------------------------
Value                                                      *        *     1994  1994       *         1994        *      1994   1994
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Fund                                      Reynolds  Riepe  Testa   Wade
--------------------------------------------------------------------------------------
Balanced                                                   --     1991   1991    --
--------------------------------------------------------------------------------------
Blue Chip Growth                                           --     1993   1993    --
--------------------------------------------------------------------------------------
California Tax-Free Income Trust                          1991    1986   1997    --
--------------------------------------------------------------------------------------
Capital Appreciation                                       --     1986   1997    --
--------------------------------------------------------------------------------------
Capital Opportunity                                        --     1994   1997    --
--------------------------------------------------------------------------------------
Corporate Income                                          1995    1995   1997    --
--------------------------------------------------------------------------------------
Developing Technologies                                    --     2000   2000    --
--------------------------------------------------------------------------------------
Diversified Small-Cap Growth                               --     1997   1997    --
--------------------------------------------------------------------------------------
Dividend Growth                                            --     1992   1992    --
--------------------------------------------------------------------------------------
Equity Income                                              --     1985   1994    --
--------------------------------------------------------------------------------------
Equity Series                                              --     1994   1994    --
--------------------------------------------------------------------------------------
Financial Services                                         --     1996   1996    --
--------------------------------------------------------------------------------------
Fixed Income Series                                       1997    1994   1997    --
--------------------------------------------------------------------------------------
Global Technology                                          --     2000   2000    --
--------------------------------------------------------------------------------------
GNMA                                                      1997    1985   1997    --
--------------------------------------------------------------------------------------
Growth & Income                                            --     1982   1994    --
--------------------------------------------------------------------------------------
Health Sciences                                            --     1995   1995    --
--------------------------------------------------------------------------------------
High Yield                                                1997    1984   1997    --
--------------------------------------------------------------------------------------
Index Trust                                                --     1990   1994    --
--------------------------------------------------------------------------------------
Institutional Equity                                       --     1996   1996    --
--------------------------------------------------------------------------------------
Institutional International                                --      --    1989   1989
--------------------------------------------------------------------------------------
International                                              --      --    1979   1982
--------------------------------------------------------------------------------------
International Index                                        --      --    2000   2000
--------------------------------------------------------------------------------------
International Series                                       --      --    1994   1994
--------------------------------------------------------------------------------------
Media & Telecommunications                                 --     1993   1997    --
--------------------------------------------------------------------------------------
Mid-Cap Growth                                             --     1992     *     --
--------------------------------------------------------------------------------------
Mid-Cap Value                                              --     1996   1996    --
--------------------------------------------------------------------------------------
New America Growth                                         --     1985   1997    --
--------------------------------------------------------------------------------------
New Income                                                1997    1983   1997    --
--------------------------------------------------------------------------------------
Personal Strategy                                          --     1994   1994    --
--------------------------------------------------------------------------------------
Prime Reserve                                             1995    1994   1997    --
--------------------------------------------------------------------------------------
Real Estate                                                --     1997   1997    --
--------------------------------------------------------------------------------------
Reserve Investment                                        1997    1997   1997    --
--------------------------------------------------------------------------------------
Science & Technology                                       --     1987   1997    --
--------------------------------------------------------------------------------------
Short-Term Bond                                           1997    1983   1997    --
--------------------------------------------------------------------------------------
Small-Cap Stock                                            --     1992   1997    --
--------------------------------------------------------------------------------------
Small-Cap Value                                            --     1988   1997    --
--------------------------------------------------------------------------------------
Spectrum                                                   --     1990   1999    --
--------------------------------------------------------------------------------------
State Tax-Free Income Trust                               1991    1986   1997    --
--------------------------------------------------------------------------------------
Summit                                                    1997    1993   1997    --
--------------------------------------------------------------------------------------
Summit Municipal                                          1993    1993   1997    --
--------------------------------------------------------------------------------------
Tax-Efficient                                              --     1997   1997    --
--------------------------------------------------------------------------------------
Tax-Exempt Money                                          1991    1983   1997    --
--------------------------------------------------------------------------------------
Tax-Free High Yield                                       1989    1984   1997    --
--------------------------------------------------------------------------------------
Tax-Free Income                                           1990    1983   1997    --
--------------------------------------------------------------------------------------
Tax-Free Intermediate                                     1994    1992   1997    --
--------------------------------------------------------------------------------------
Tax-Free Short-Intermediate                               1994    1983   1997    --
--------------------------------------------------------------------------------------
U.S. Bond Index                                           2000    2000   2000    --
--------------------------------------------------------------------------------------
U.S. Treasury                                             1997    1989   1997    --
--------------------------------------------------------------------------------------
Value                                                      --     1994   1994    --
--------------------------------------------------------------------------------------

* Initial election.

Do the nominees have a stake in the funds?

The Boards of the funds believe it is important that each nominee for director/trustee have an investment in the T. Rowe Price funds. The nominees allocate their investments among the T. Rowe Price funds based on their own investment objectives. Table 1 lists each nominee's investment in the funds, if any, as well as his total investment in all of the T. Rowe Price funds.


What are the primary responsibilities of each fund's Board members?

They are responsible for the general oversight of each fund's business and for assuring that each fund is managed in the best interests of its shareholders. The directors/trustees periodically review the performance, expenses, service providers of, and business and regulatory matters affecting, the funds based on reports provided by their respective investment advisers, transfer agent, custodians, auditors, and legal counsel.


How often does each fund's Board meet?

The Boards of Directors /Trustees of the Price equity and income funds held five meetings during calendar year 2000. The Board of Directors for the T. Rowe Price international funds held six meetings during calendar year 2000. With the exception of Mr. Kennedy, each director/ trustee attended 75% or more of those meetings. Each director/trustee has attended 75% or more of the four meetings of the Price funds held to date in 2001. Each Board currently has two committees, described in the following paragraphs.

The Committee of Independent Directors/Trustees, which consists of all of the independent directors/trustees of the funds, is responsible for selecting candidates for election as independent directors or trustees to fill vacancies on each fund's Board. F. Pierce Linaweaver is chairman of the committee and receives a fee of $1,000 for each committee meeting attended. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. They met informally during the last fiscal year, but the committee as such held no formal meetings.

The Joint Audit Committee includes at least one independent director/ trustee representing each of the T. Rowe Price funds. The members of the committee are David K. Fagin, F. Pierce Linaweaver, John G. Schreiber, and Paul M. Wythes. These directors/trustees also receive a fee of $1,000 for each committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting or other questions relating to particular areas of the T. Rowe Price funds' operations or the operations of parties dealing with the T. Rowe Price funds, as circumstances indicate. The Audit Committee for the funds met twice in 2000 and has met once in 2001. All members of the committee participated in the meetings.


What are the directors/trustees paid for their services to the funds?

Messrs. Kennedy, Laporte, Reynolds, Riepe, Testa, and Wade are employed by, and thus considered "interested persons" of, T. Rowe Price or T. Rowe Price International. Therefore, they are not entitled to compensation or benefits for their service as directors of the funds.

Ms. Merriman and Messrs. Burnett, Deering, Dick, Fagin, Linaweaver, Schreiber, Vos, and Wythes are the independent, or noninterested, directors of the funds. Effective January 1, 2001, compensation to the independent directors changed to an annual retainer of $110,000 per year for service on the Boards of the T. Rowe Price funds. The Price fund group included 95 funds at December 31, 2000. The independent directors of the funds do not receive any pension or retirement benefits from the funds or T. Rowe Price.

Prior to January 1, 2001, the annual retainer was $65,000 per year for service on the Boards of the T. Rowe Price domestic funds, an additional $15,000 for service on the Boards of the T. Rowe Price international funds and a fee of $1,000 for each Audit Committee meeting attended.

Table 3 provides the independent directors'/trustees' accrued compensation for the most recently completed fiscal year of each fund and their total compensation for the period January 1, 2000, through December 31, 2000. The fees are allocated to each fund under a formula which includes a base fee and a fee based on the net assets of each fund relative to the other funds.

Table 3  Compensation to Fund Directors/Trustees
                                                               Director/Trustee Compensation From T. Rowe Price Funds
 T. Rowe Price Fund                             ------------------------------------------------------------------------------------
------------------------------------------------Burnett  Deering   Dick     Fagin   Linaweaver  Merriman  Schreiber    Vos    Wythes
                                                ------------------------------------------------------------------------------------
 Balanced                                       $     *  $     *  $ 1,302  $ 1,808   $     *    $ 1,808    $     *   $ 1,865  $ 1,47
------------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth                                     *        *    2,479    3,800         *      3,800          *     4,007    2,64
------------------------------------------------------------------------------------------------------------------------------------
 California Tax-Free Bond                         1,491    1,323        *        *     1,513          *      1,513         *
------------------------------------------------------------------------------------------------------------------------------------
 California Tax-Free Money                        1,362    1,282        *        *     1,372          *      1,372         *
------------------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation                                 *        *    1,163    1,311         *      1,311          *     1,334    1,18
------------------------------------------------------------------------------------------------------------------------------------
 Capital Opportunity                                  *        *    1,017    1,036         *      1,036          *     1,039    1,01
------------------------------------------------------------------------------------------------------------------------------------
 Corporate Income                                 1,366    1,286        *        *     1,371          *      1,371         *
------------------------------------------------------------------------------------------------------------------------------------
 Developing Technologies                              *        *      249      250         *        250          *       250      24
------------------------------------------------------------------------------------------------------------------------------------
 Diversified Small-Cap Growth                         *        *    1,014    1,031         *      1,031          *     1.033    1,01
------------------------------------------------------------------------------------------------------------------------------------
 Dividend Growth                                      *        *    1,166    1,316         *      1,316          *     1,336    1,18
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Europe & Mediterranean                      *      139      139        *         *          *          *         *      13
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                                *    1,724    1,704        *         *          *          *         *    1,70
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Stock                               *    1,724    1,848        *         *          *          *         *    1,84
------------------------------------------------------------------------------------------------------------------------------------
 Equity Income                                        *        *    3,184    5,117         *      5,117          *     5,403    3,41
------------------------------------------------------------------------------------------------------------------------------------
 Equity Income Portfolio                              *        *    1,112    1,216         *      1,216          *     1,232    1,12
------------------------------------------------------------------------------------------------------------------------------------
 Equity Index 500                                     *        *    1,982    2,853         *      2,853          *     2,971    2,07
------------------------------------------------------------------------------------------------------------------------------------
 European Stock                                       *    2,138    2,155        *         *                     *              2,13
------------------------------------------------------------------------------------------------------------------------------------
 Extended Equity Market Index                         *        *    1,012    1,028         *      1,028          *     1,030    1,01
------------------------------------------------------------------------------------------------------------------------------------
 Financial Services                                   *        *    1,034    1,068         *      1,068          *     1,076    1,04
------------------------------------------------------------------------------------------------------------------------------------
 Florida Intermediate Tax-Free                  $ 1,340  $ 1,276  $     *  $     *   $ 1,349    $     *    $ 1,349   $     *  $
------------------------------------------------------------------------------------------------------------------------------------
 Foreign Equity                                       *    2,873    2,694        *         *          *          *         *    2,69
------------------------------------------------------------------------------------------------------------------------------------
 Georgia Tax-Free Bond                            1,314    1,268        *        *     1,320                 1,320         *
------------------------------------------------------------------------------------------------------------------------------------
 Global Stock                                         *    1,698    1,829        *         *          *          *         *    1,82
------------------------------------------------------------------------------------------------------------------------------------
 Global Technology                                    *        *      282       87         *         87          *        91      28
------------------------------------------------------------------------------------------------------------------------------------
 GNMA                                             3,624    2,010        *        *     3,737                 3,737         *
------------------------------------------------------------------------------------------------------------------------------------
 Growth & Income                                      *        *    1,658    2,245         *      2,245          *     2,332    1,72
------------------------------------------------------------------------------------------------------------------------------------
 Health Sciences                                      *        *    1,111    1,216         *      1,216          *     1,241    1,13
------------------------------------------------------------------------------------------------------------------------------------
 High Yield                                       4,640    2,331        *        *     4,781          *      4,776         *
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Large-Cap Value                        *        *      581      581         *        581          *       581      58
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Mid-Cap Equity Growth                  *        *    1,058    1,114         *      1,114          *     1,124    1,06
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Small-Cap Stock                        *        *      590      599         *        599          *       604      59
------------------------------------------------------------------------------------------------------------------------------------
 International Bond                                   *    1,902    1,817        *         *          *          *         *    1,83
------------------------------------------------------------------------------------------------------------------------------------
 International Discovery                              *    1,973    2,021        *         *          *          *         *    2,02
------------------------------------------------------------------------------------------------------------------------------------
 International Growth & Income                        *    1,671    1,809        *         *          *          *         *    1,80
------------------------------------------------------------------------------------------------------------------------------------
 International Stock                                  *    5,604    4,698        *         *          *          *         *    4,69
------------------------------------------------------------------------------------------------------------------------------------
 International Stock Portfolio                        *    1,902    1,817        *         *          *          *         *    1,83
------------------------------------------------------------------------------------------------------------------------------------
 Japan                                                *    1,827    1,927        *         *          *          *         *    1,92
------------------------------------------------------------------------------------------------------------------------------------
 Latin America                                  $     *  $ 1,752  $ 1,868  $     *   $     *    $     *    $     *   $     *  $ 1,86
------------------------------------------------------------------------------------------------------------------------------------
 Limited-Term Bond Portfolio                      1,314    1,268        *        *     1,321          *      1,321         *
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Short-Term Tax-Free Bond                1,378    1,287        *        *     1,388          *      1,388         *
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Tax-Free Bond                           2,373    1,598        *        *     2,474          *      2,474         *
------------------------------------------------------------------------------------------------------------------------------------
 Media & Telecommunications                           *        *    1,221    1,420         *      1,420          *     1,446    1,24
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth                                       *        *    2,179    3,235         *      3,235          *     3,408    2,31
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Portfolio                             *        *    1,036    1,073         *      1,073          *     1,081    1,04
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Value                                        *        *    1,040    1,080         *      1,080          *     1,087    1,04
------------------------------------------------------------------------------------------------------------------------------------
 New America Growth                                   *        *    1,381    1,722         *      1,722          *     1,766    1,41
------------------------------------------------------------------------------------------------------------------------------------
 New America Growth Portfolio                         *        *    1,020    1,042         *      1,042          *     1,045    1,02
------------------------------------------------------------------------------------------------------------------------------------
 New Asia                                             *    2,079    2,109        *         *          *          *         *    2,10
------------------------------------------------------------------------------------------------------------------------------------
 New Income                                       4,996    2,446        *        *     5,159          *      5,159         *
------------------------------------------------------------------------------------------------------------------------------------
 New Jersey Tax-Free Bond                         1,366    1,284        *        *     1,378          *      1,378         *
------------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Free Bond                           1,456    1,312        *        *     1,474          *      1,474         *
------------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Free Money                          1,373    1,286        *        *     1,384          *      1,384         *
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Balanced                           *        *    1,199    1,411         *      1,411          *     1,429    1,21
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Balanced Portfolio                 *        *    1,017    1,036         *      1,036          *     1,039    1,01
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Growth                             *        *    1,086    1,180         *      1,180          *     1,188    1,09
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Income                       $     *  $     *  $ 1,068  $ 1,145   $     *    $ 1,145    $     *   $ 1,151  $ 1,07
------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve                                    9,031    5,292        *        *     9,566          *      9,566         *
------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve Portfolio                          1,272    1,255        *        *     1,274          *      1,274         *
------------------------------------------------------------------------------------------------------------------------------------
 Real Estate                                          *        *    1,002    1,008         *      1,008          *     1,010    1,00
------------------------------------------------------------------------------------------------------------------------------------
 Science & Technology                                 *        *    3,819    6,324         *      6,324          *     6,646    4,07
------------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond                                  2,188    1,550        *        *     2,233          *      2,233         *
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Stock                                      *        *    1,171    1,461         *      1,461          *     1,521    1,21
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Value                                      *        *    1,252    1,480         *      1,480          *     1,516    1,28
------------------------------------------------------------------------------------------------------------------------------------
 Summit Cash Reserves                             4,040    2,096        *        *     4,041          *      4,041         *
------------------------------------------------------------------------------------------------------------------------------------
 Summit GNMA                                      1,311    1,266        *        *     1,311          *      1,311         *
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal Income                          1,322    1,270        *        *     1,322          *      1,322         *
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal Intermediate                    1,332    1,273        *        *     1,333          *      1,333         *
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal Money                           1,465    1,314        *        *     1,466          *      1,466         *
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Balanced                               *        *    1,006    1,012         *      1,012          *     1,013    1,00
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Growth                                 *        *    1,012    1,023         *      1,023          *     1,026    1,01
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Multi-Cap Growth                       *        *      290      290         *        290          *       290      29
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money                                 2,015    1,486        *        *     2,085          *      2,085         *
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free High Yield                              2,442    1,618        *        *     2,544          *      2,544         *
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Income                                  2,728    1,131        *        *     2,858          *      2,858         *
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Intermediate                            1,373    1,286        *        *     1,384          *      1,384         *
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Short-Intermediate                    $ 1,688  $ 1,384  $     *  $     *   $ 1,727    $     *    $ 1,727   $     *  $
------------------------------------------------------------------------------------------------------------------------------------
 Total Equity Market Index                            *        *    1,040    1,079         *      1,079          *     1,085    1,04
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Intermediate                       1,772    1,415        *        *     1,795          *      1,795         *
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Long-Term                          1,937    1,468        *        *     1,965          *      1,965         *
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Money                              3,322    1,911        *        *     3,409          *      3,409         *
------------------------------------------------------------------------------------------------------------------------------------
 Value                                                *        *    1,167    1,320         *      1,320          *     1,345    1,18
------------------------------------------------------------------------------------------------------------------------------------
 Virginia Tax-Free Bond                           1,555    1,343        *        *     1,583          *      1,583         *
------------------------------------------------------------------------------------------------------------------------------------
 Total Compensation From Funds and Fund         $65,000  $80,000  $80,000  $65,000   $67,000    $65,000    $67,000   $67,000  $82,00
 Complex**
------------------------------------------------------------------------------------------------------------------------------------

Note:
   The Reserve Investment and Spectrum Funds do not incur director's fees. The Blue Chip Growth, Equity Index 500, and Health Sciences Portfolios and the International Equity Index, Maryland Tax-Free Money, and U.S. Bond Index Funds have not completed a full fiscal year and did not pay any compensation in calendar year 2000.

*  Initial election.

** Represents compensation paid for calendar year 2000. It may not equal the sum of the amounts shown in the table, which represents compensation for each fund's recently completed fiscal year.

What vote is required to elect the directors/trustees?

For all funds other than the California Tax-Free Income, Index, and State Tax-Free Trusts, Equity and Fixed Income Series, and Institutional Equity, International, Personal Strategy, Reserve Investment, Spectrum, Summit, Summit Municipal, Tax-Efficient, and U. S. Treasury Funds, each fund votes separately and a plurality (receiving more "for" votes than "against" votes) of the votes cast at the meeting is sufficient to approve the election of a director/trustee of that fund.

For the California Tax-Free Income, Index, and State Tax-Free Trusts, Equity and Fixed Income Series, and Institutional Equity, International, Personal Strategy, Reserve Investment, Spectrum, Summit, Summit Municipal, Tax-Efficient, and U. S. Treasury Funds, each corporation/trust votes separately but all series of each corporation vote together. The votes of the Blue Chip Growth, Equity Income, High Yield, International Bond, International Stock, Mid-Cap Growth, Science & Technology, Small-Cap Stock, Small-Cap Value, and Value Funds and their Advisor Classes will be combined. A plurality (receiving more "for" votes than "against" votes) of the combined votes cast at the meeting by the shareholders of all series and classes of each corporation is sufficient to approve the election of a director/trustee of that corporation. The Board of Directors/ Trustees recommends that shareholders vote FOR all of the proposed nominees.


FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING


What is the required quorum?

To hold the meeting, a majority of each fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of the proposal is not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the fund's shareholders.


How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box "FOR ALL NOMINEES" or "FOR ALL EXCEPT," or instruct them not to vote those shares on the proposal by checking the "WITHHOLD AUTHORITY" box. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposals. IF YOU PROPERLY EXECUTE YOUR PROXY CARD AND GIVE NO VOTING INSTRUCTIONS WITH RESPECT TO THE ELECTION OF DIRECTORS/TRUSTEES, YOUR SHARES WILL BE VOTED FOR ALL NOMINEES.

For shares held in IRA accounts, the Custodian shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Shares of the Equity, Fixed Income, and International Series held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.


Can additional matters be acted upon at the annual meeting?

The management of the funds knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.


How can proxies be recorded?

You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Management Information Services Corp., who the funds have retained to tabulate the votes. In addition, the funds (except the Equity, Fixed Income, and International Series) have arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.


How can proxies be solicited, and who pays for the costs involved?

Directors/trustees, officers, or employees of the funds, T. Rowe Price or Price International may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

To ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the proxy statement, the funds may retain the services of a proxy solicitor to assist them in soliciting proxies for a fee plus reimbursement of out-of-pocket expenses. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

The approximate date on which this proxy statement and proxy card are first being mailed to shareholders is September 7, 2001.

All costs of the shareholder meetings and the proxy solicitation will be paid for by the funds.


Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with the funds, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.


Are the funds required to hold annual meetings?

Under Maryland and Massachusetts law, the funds are not required to hold annual meetings. The Board of Directors/Trustees of each fund has determined that the funds will take advantage of these Maryland and Massachusetts law provisions to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act unless the Boards determine otherwise. However, special meetings will be held in accordance with applicable law or when otherwise determined by each fund's Board.

If a shareholder wishes to present a proposal to be included in the proxy statement for the next shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the Funds, T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202, within a reasonable time before the funds begin to print and mail their proxy materials.


GENERAL INFORMATION ABOUT THE FUNDS


Who are the funds' executive officers?

Table 4 lists the executive officers of the funds (other than the nominees for election as directors/trustees) and their positions with T. Rowe Price, T. Rowe Price Group, or Price International. Each executive officer has been an officer of T. Rowe Price or Price International and the funds for at least the last five years.

In the case of T. Rowe Price Group, the officers have served for the time periods indicated in the footnote to the table.

The table also sets forth the ownership of the executive officers of the funds as of June 30, 2001. In each case, the executive officers and directors/trustees of each fund, as a group, beneficially owned, directly or indirectly, less than 1% of any of the fund's outstanding shares.

Table 4   Executive Officers of the Funds and Beneficial Ownership
Officer, Date of Birth  Position With Fund      Position With T. Rowe Price     Position With T. Rowe Price Group       Amount and
                                                                                                                        Nature of
                                                                                                                        Beneficial
                                                                                                                        Ownership
                                                                                                                        as of
                                                                                                                       June 30, 2001
Balanced
Richard T. Whitney, 5/7/58      President       Managing Director       Managing Director*      9,926
Blue Chip Growth
Larry J. Puglia, 8/25/60        President       Managing Director       Managing Director*      5,244
California Tax-Fee Income Trust
Mary J. Miller, 7/19/55 President       Managing Director       Managing Director*      -
Capital Appreciation
Stephen W. Boesel, 12/28/44     President       Managing Director       Managing Director*      -
Capital Opportunity
William J. Stromberg, 3/10/60   President       Managing Director       Managing Director*      -
Corporate Income
Robert M. Rubino, 8/2/53        President       Vice President  Vice President**        3,382
Mark J. Vaselkiv, 7/22/58       Executive Vice President        Managing Director       Managing Director*      704
Developing Technologies
Charles A. Morris, 1/3/63       President       Managing Director       Managing Director*      8,008
Michael F. Sola, 7/21/69        Executive Vice President        Vice President  Vice President**        72,391
Diversified Small-Cap Growth
Richard T. Whitney, 5/7/58      President       Managing Director       Managing Director*      3,049
Paul J. Wojcik, 11/28/70        Executive Vice President        Vice President  Vice President**        2,666
Dividend Growth
Thomas J. Huber, 9/23/66        President       Vice President  Vice President**        2,164
Equity Income
Brian C. Rogers, 6/27/55        President       Managing Director       Managing Director and Director* 52,452
Equity Series
Marc L. Baylin, 11/17/67        Executive Vice President        Vice President  Vice President**        -
Brian W. H. Berghuis, 10/12/58  Executive Vice President        Managing Director       Managing Director*      -
Kris H. Jenner, 2/5/62  Executive Vice President        Vice President  Vice President**        -
Larry J. Puglia, 8/25/60        Executive Vice President        Managing Director       Managing Director*      -
Brian C. Rogers, 6/27/55        Executive Vice President        Managing Director       Managing Director and Director* -
Richard T. Whitney, 5/7/58      Executive Vice President        Managing Director       Managing Director*      -
Financial Services
Anna M. Dopkin, 9/5/67  President       Vice President  Vice President**        3,859
Fixed Income Series
Edward A. Wiese, 4/12/59        President       Vice President  Vice President**        -
Global Technology
Charles A. Morris, 1/3/63       President       Managing Director       Managing Director*      -
GNMA
Connice A. Bavely, 3/5/51       President       Vice President  Vice President**        -
Growth & Income
Robert W. Sharps, 6/10/71       President       Vice President  Vice President**        4,196
Health Sciences
Kris H. Jenner, 2/5/62  President       Vice President  Vice President**        2,743
High Yield
Mark J. Vaselkiv, 7/22/58       President       Managing Director       Managing Director*      19,401
Index Trust
Richard T. Whitney, 5/7/58      President       Managing Director       Managing Director*      Equity Index 500 -            2,004
Extended Equity
        Market Index -  2,602
Total Equity
        Market Index -  4,315
Institutional Equity
Brian W. H. Berghuis, 10/12/58  Executive Vice President        Managing Director       Managing Director*      -
Gregory A. McCrickard, 10/19/58 Executive Vice President        Managing Director       Managing Director*      -
Brian C. Rogers, 6/27/55        Executive Vice President        Managing Director       Managing Director and Director* -
Robert W. Smith, 4/11/61        Executive Vice President        Managing Director       Managing Director*      -
Institutional International
John R. Ford, 11/25/57a President       Managing Director       Managing Director*      -
International
John R. Ford, 11/25/57a President       Managing Director       Managing Director*      European Stock -                385
International
        Discovery -     254
International Stock -           290
Latin America -         510
David J. L. Warren, 4/14/57a    Executive Vice President        Managing Director       Managing Director*      -
International Index
Richard T. Whitney, 5/7/58      President       Managing Director       Managing Director*      5,183
Raymond A. Mills, 12/3/60       Executive Vice President        Vice President  Vice President**        -
International Series
John R. Ford, 11/25/57a President       Managing Director       Managing Director*      -
Media & Telecommunications
Robert N. Gensler, 10/18/57     President       Vice President  Vice President**        13,316
Mid-Cap Growth
Brian W. H. Berghuis, 10/12/58  President       Managing Director       Managing Director*      16,114
John H. Wakeman, 11/25/62       Executive Vice President        Vice President  Vice President**        3,715
Mid-Cap Value
Gregory A. McCrickard, 10/19/58 President       Managing Director       Managing Director*      -
David J. Wallack, 7/2/60        Executive Vice President        Vice President  Vice President**        4,190
New America Growth
Marc L. Baylin, 11/17/67        President       Vice President  Vice President**        1,624
Personal Strategy
Edmund M. Notzon III, 10/1/45   President       Managing Director       Managing Director*      Personal Strategy:
        Balanced -      1,377
        Growth -        1,164
        Income -        1,640
Stephen W. Boesel, 12/28/44     Executive Vice President        Managing Director       Managing Director*      -
Larry J. Puglia, 8/25/60        Executive Vice President        Managing Director       Managing Director*      -
Prime Reserve
Edward A. Wiese, 4/12/59        President       Vice President  Vice President**        49,099
James M. McDonald, 9/29/49      Executive Vice President        Vice President  Vice President**        42,590
Real Estate
David M. Lee, 11/13/62  President       Vice President  Vice President**        5,086
Reserve Investment
Edward A. Wiese, 4/12/59        President       Vice President  Vice President**        -
James M. McDonald, 9/29/49      Executive Vice President        Vice President  Vice President**        -
Science & Technology
Charles A. Morris, 1/3/63       President       Managing Director       Managing Director*      23,831
Michael F. Sola, 7/21/69        Executive Vice President        Vice President  Vice President**        289
Short-Term Bond
Edward A. Wiese, 4/12/59        President       Vice President  Vice President**        39,933
Small-Cap Stock
Gregory A. McCrickard, 10/19/58 President       Managing Director       Managing Director*      5,770
Small-Cap Value
Preston G. Athey, 7/17/49       President       Managing Director       Managing Director*      19,951
Spectrum
Edmund M. Notzon III, 10/1/45   President       Managing Director       Managing Director*      Spectrum:
        Growth -        10,714
        Income -        1,981
        International - 18,671
Stephen W. Boesel, 12/28/44     Executive Vice President        Managing Director       Managing Director*      -
State Tax-Free Income Trust
Mary J. Miller, 7/19/55 President       Managing Director       Managing Director*      Maryland:
        Bond -  57,898
        Money - 5,031
        Short-Term -    143,401
Summit
Edward A. Wiese, 4/12/59        President       Vice President  Vice President**        Summit Cash
        Reserves -      71,822
Connice A. Bavely, 3/5/51       Executive Vice President        Vice President  Vice President**        Summit Cash
        Reserves -      2,082
Summit Municipal
Mary J. Miller, 7/19/55 President       Managing Director       Managing Director*      Summit Municipal
        Money - 2,379,867
Charles B. Hill, 9/22/61        Executive Vice President        Vice President  Vice President**        -
Joseph K. Lynagh, 6/9/58        Executive Vice President        Vice President  Vice President**        -
Tax-Efficient
Donald J. Peters, 7/3/59        President       Vice President  Vice President**        Tax-Efficient:
        Balanced -      33,064
        Growth -        72,753
        Multi-Cap -     12,134
Hugh D. McGuirk, 7/6/60 Executive Vice President        Vice President  Vice President**        Tax-Efficient:
        Balanced -      257
        Growth -        1,625
Tax-Exempt Money
Joseph K. Lynagh, 6/9/58        President       Vice President  Vice President**        -
Tax-Fee High Yield
Mary J. Miller, 7/19/55 President       Managing Director       Managing Director*      -
Tax-Free Income
Mary J. Miller, 7/19/55 President       Managing Director       Managing Director*      -
Tax-Free Intermediate
Charles B. Hill, 9/22/61        President       Vice President  Vice President**        -
Mary J. Miller, 7/19/55 Executive Vice President        Managing Director       Managing Director*      -
Tax-Free Short-Intermediate
Mary J. Miller, 7/19/55 President       Managing Director       Managing Director*      -
Charles B. Hill, 9/22/61        Executive Vice President        Vice President  Vice President**        -
U.S. Bond Index
Edmund M. Notzon III, 10/1/45   President       Managing Director       Managing Director*      2,064
U.S. Treasury
Edward A. Wiese, 4/12/59        Executive Vice President        Vice President  Vice President**        -
Value
Brian C. Rogers, 6/27/55        President       Managing Director       Managing Director and Director* 24,074

a  John R. Ford is Chief Investment Officer and Director of T. Rowe Price International, Inc. David J.L. Warren is Chief Executive
   Officer, Director, and President of T. Rowe Price International, Inc.
*  Officer since 2000.
** Officer since 2001.


What is the share ownership of each fund?

Table 5 presents the shares of the capital stock of each fund outstanding as of June 30, 2001.

Table 5  Outstanding Shares of Capital Stock
                                              Outstanding Shares of
            T. Rowe Price Fund                    Capital Stock
--------------------------------------------------------------------
Balanced                                               101,113,826
--------------------------------------------------------------------
Blue Chip Growth                                       216,548,290
--------------------------------------------------------------------
Blue Chip Growth Portfolio                                 567,481
--------------------------------------------------------------------
California Tax-Free Bond                                21,942,309
--------------------------------------------------------------------
California Tax-Free Money                               95,316,378
--------------------------------------------------------------------
Capital Appreciation                                    86,259,268
--------------------------------------------------------------------
Capital Opportunity                                      6,945,745
--------------------------------------------------------------------
Corporate Income                                         6,704,665
--------------------------------------------------------------------
Developing Technologies                                  4,166,481
--------------------------------------------------------------------
Diversified Small-Cap Growth                             6,474,217
--------------------------------------------------------------------
Dividend Growth                                         34,380,728
--------------------------------------------------------------------
Emerging Europe & Mediterranean                          3,031,266
--------------------------------------------------------------------
Emerging Markets Bond                                   14,552,863
--------------------------------------------------------------------
Emerging Markets Stock                                  15,001,097
--------------------------------------------------------------------
Equity Income                                          419,124,920
--------------------------------------------------------------------
Equity Income Portfolio                                 36,989,436
--------------------------------------------------------------------
Equity Index 500                                       111,573,176
--------------------------------------------------------------------
Equity Index 500 Portfolio                                 436,919
--------------------------------------------------------------------
European Stock                                          56,296,808
--------------------------------------------------------------------
Extended Equity Market Index                             7,630,980
--------------------------------------------------------------------
Financial Services                                      16,133,093
--------------------------------------------------------------------
Florida Intermediate Tax-Free                            8,589,234
--------------------------------------------------------------------
Foreign Equity                                         169,040,078
--------------------------------------------------------------------
Georgia Tax-Free Bond                                    6,851,081
--------------------------------------------------------------------
Global Stock                                             5,899,870
--------------------------------------------------------------------
Global Technology                                       17,998,243
--------------------------------------------------------------------
GNMA                                                   109,641,298
--------------------------------------------------------------------
Growth & Income                                        107,901,234
--------------------------------------------------------------------
Government Reserve Investment                        1,609,884,403
--------------------------------------------------------------------
Health Sciences                                         45,100,762
--------------------------------------------------------------------
Health Sciences Portfolio                                  468,951
--------------------------------------------------------------------
High Yield                                             219,595,342
--------------------------------------------------------------------
Institutional Large-Cap Value                              203,832
--------------------------------------------------------------------
Institutional Mid-Cap Equity Growth                     14,886,232
--------------------------------------------------------------------
Institutional Small-Cap Stock                           23,148,117
--------------------------------------------------------------------
International Bond                                      96,455,373
--------------------------------------------------------------------
International Discovery                                 27,629,213
--------------------------------------------------------------------
International Equity Index                                 801,925
--------------------------------------------------------------------
International Growth & Income                            1,025,217
--------------------------------------------------------------------
International Stock                                    640,536,597
--------------------------------------------------------------------
International Stock Portfolio                           47,929,993
--------------------------------------------------------------------
Japan                                                   23,923,618
--------------------------------------------------------------------
Latin America                                           20,714,668
--------------------------------------------------------------------
Limited-Term Bond Portfolio                             14,876,526
--------------------------------------------------------------------
Maryland Short-Term Tax-Free Bond                       24,026,442
--------------------------------------------------------------------
Maryland Tax-Free Bond                                 108,661,547
--------------------------------------------------------------------
Maryland Tax-Free Money                                 29,244,708
--------------------------------------------------------------------
Media & Telecommunications                              35,294,237
--------------------------------------------------------------------
Mid-Cap Growth                                         168,283,708
--------------------------------------------------------------------
Mid-Cap Growth Portfolio                                18,299,403
--------------------------------------------------------------------
Mid-Cap Value                                           22,320,932
--------------------------------------------------------------------
New America Growth                                      40,558,055
--------------------------------------------------------------------
New America Growth Portfolio                             5,109,518
--------------------------------------------------------------------
New Asia                                               111,091,693
--------------------------------------------------------------------
New Income                                             197,710,809
--------------------------------------------------------------------
New Jersey Tax-Free Bond                                10,956,118
--------------------------------------------------------------------
New York Tax-Free Bond                                  18,985,300
--------------------------------------------------------------------
New York Tax-Free Money                                116,210,154
--------------------------------------------------------------------
Personal Strategy Balanced                              43,042,755
--------------------------------------------------------------------
Personal Strategy Balanced Portfolio                     7,085,097
--------------------------------------------------------------------
Personal Strategy Growth                                16,421,919
--------------------------------------------------------------------
Personal Strategy Income                                19,054,294
--------------------------------------------------------------------
Prime Reserve                                        5,689,212,709
--------------------------------------------------------------------
Prime Reserve-PLUS Class                                69,669,366
--------------------------------------------------------------------
Prime Reserve Portfolio                                 25,287,408
--------------------------------------------------------------------
Real Estate                                              5,123,602
--------------------------------------------------------------------
Reserve Investment                                   3,604,763,641
--------------------------------------------------------------------
Science & Technology                                    253,416,40
                                                                 6
--------------------------------------------------------------------
Short-Term Bond                                        100,219,811
--------------------------------------------------------------------
Small-Cap Stock                                        111,914,404
--------------------------------------------------------------------
Small-Cap Value                                         80,505,838
--------------------------------------------------------------------
Spectrum Growth                                        173,506,615
--------------------------------------------------------------------
Spectrum Income                                        223,293,074
--------------------------------------------------------------------
Spectrum International                                   8,239,282
--------------------------------------------------------------------
Summit Cash Reserves                                 2,695,391,201
--------------------------------------------------------------------
Summit GNMA                                              8.299,810
--------------------------------------------------------------------
Summit Municipal Income                                  7,292,355
--------------------------------------------------------------------
Summit Municipal Intermediate                            8,067,518
--------------------------------------------------------------------
Summit Municipal Money                                 215,351,012
--------------------------------------------------------------------
Tax-Efficient Balanced                                   3,803,066
--------------------------------------------------------------------
Tax-Efficient Growth                                     8,438,562
--------------------------------------------------------------------
Tax-Efficient Multi-Cap Growth                           1,883,906
--------------------------------------------------------------------
Tax-Exempt Money                                       726,691,573
--------------------------------------------------------------------
Tax-Exempt Money-PLUS Class                             26,462,066
--------------------------------------------------------------------
Tax-Free High Yield                                     95,292,358
--------------------------------------------------------------------
Tax-Free Income                                        145,261,553
--------------------------------------------------------------------
Tax-Free Intermediate                                   11,357,151
--------------------------------------------------------------------
Tax-Free Short-Intermediate                             78,589,344
--------------------------------------------------------------------
Total Equity Market Index                               16,223,372
--------------------------------------------------------------------
U.S. Bond Index                                          3,885,187
--------------------------------------------------------------------
U.S. Treasury Intermediate                              46,363,048
--------------------------------------------------------------------
U.S. Treasury Long-Term                                 27,552,911
--------------------------------------------------------------------
U.S. Treasury Money                                    942,989,577
--------------------------------------------------------------------
Value                                                   64,097,191
--------------------------------------------------------------------
Virginia Tax-Free Bond                                  29,709,886
--------------------------------------------------------------------

Who are the principal holders of each fund's shares?

Table 6 sets forth the persons owning more than 5% of each fund's outstanding common stock as of June 30, 2001.

Table 6  Record/Beneficial Ownership of Fund
Shares
 Fund                                        Owner                                 % Ownership
-----------------------------------------------------------------------------------------------
                                             Western Reserve Life Assurance Co.            36
                                             Of Ohio, FMD Operational
                                             Accounting, 4333 Edgewood Rd. NE,
                                             Cedar Rapids, IA 52499-0001
 Blue Chip Growth Portfolio                 ---------------------------------------------------
                                             T. Rowe Price Associates, Attn.               35
                                             Financial Reporting Dept., 100 E.
                                             Pratt St., Baltimore, MD 21202
                                            ---------------------------------------------------
                                             Security Benefit Life Ins. Co. FBO             2
                                             T. Rowe Price No Load VA, Attn.                7
-------------------------------------------- Mark Young, 700 SW Harrison St.,
                                             Topeka, KS 66636-0002
                                            ---------------------------------------------------
 Capital Appreciation                        Charles Schwab & Co. Inc. Reinvest             9
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
                                             CA 94104-4122
-----------------------------------------------------------------------------------------------
 Capital Opportunity                         TRP Finance, Inc., 802 West Street             5
                                             Suite 301, Wilmington, DE 19801
-----------------------------------------------------------------------------------------------
 Developing Technologies                     TRP Finance, Inc., 802 West Street             5
                                             Suite 301, Wilmington, DE 19801
-----------------------------------------------------------------------------------------------
 Emerging Markets Bond                       Yachtcrew & Co., T. Rowe Price                48
                                             Associates, Attn. Fund Accounting
                                             Dept., 100 E. Pratt St., Baltimore,
                                             MD 21202
-----------------------------------------------------------------------------------------------
 Emerging Markets Stock                      Charles Schwab & Co. Inc. Reinvest            14
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
                                             CA 94104-4122
-----------------------------------------------------------------------------------------------
                                             Pruco Life Flexible Premium                    2
                                             Variable Annuity Account, Attn.                7
                                             Financial Rptg./Sep. Accounts, 213
                                             Washington St.-7th Floor, Newark,
                                             NJ 07102-2917
                                            ---------------------------------------------------
                                             American United Life Separate                 17
                                             Account II, Attn. Bill Flory, PO
                                             Box 1995, Indianapolis, IN
                                             46206-9102
                                            ---------------------------------------------------
 Equity Income Portfolio                     New York Life Insurance & Annuity              1
                                             Corp., NYLIFE Distributors, Attn.              2
                                             Charles McCarthy, 300 Interpace
                                             Parkway, 3rd Floor, Parsippany, NJ
                                             07054-1100
                                            ---------------------------------------------------
                                             United Of Omaha-Series V, Attn.                9
                                             Product Accounting & Reporting 11th
                                             Floor, Mutual Of Omaha Plaza,
                                             Omaha, NE 68175-0001
                                            ---------------------------------------------------
                                             Security Benefit Life Ins. Co. FBO             8
                                             T. Rowe Price No Load VA, Attn.
                                             Mark Young, 700 SW Harrison St.,
-------------------------------------------- Topeka, KS 66636-0002
                                            ---------------------------------------------------
                                             American United Life American Unit             7
                                             Trust, Attn. Bill Flory, PO Box
                                             1995, Indianapolis, IN 46206-9102
                                            ---------------------------------------------------
                                             T. Rowe Price Associates, Attn.                6
                                             Financial Reporting Dept., 100 E.              9
 Equity Index 500 Portfolio                  Pratt St., Baltimore, MD 21202
                                            ---------------------------------------------------
                                             Security Benefit Life Ins. Co. FBO            29
                                             T. Rowe Price No Load VA, Attn.
                                             Mark Young, 700 SW Harrison St.,
-------------------------------------------- Topeka, KS 66636-0002
                                            ---------------------------------------------------
 European Stock                              Charles Schwab & Co. Inc. Reinvest             1
                                             Account, Attn. Mutual Fund Dept.,              1
                                             101 Montgomery St., San Francisco,
                                             CA 94104-4122
-----------------------------------------------------------------------------------------------
 Extended Equity Market Index                TRP Finance, Inc., 802 West Street             5
                                             Suite 301, Wilmington, DE 19801
-----------------------------------------------------------------------------------------------
                                             Charles Schwab & Co. Inc. Reinvest             9
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
 Financial Services                          CA 94104-4122
                                            ---------------------------------------------------
                                             National Financial Services For The            5
                                             Exclusive Benefit Of Our Customers,
                                             200 Liberty, One Financial Center
-------------------------------------------- 4th Fl., New York, NY 10281-1003
                                            ---------------------------------------------------
 Foreign Equity                              PACO, Attn. Mutual Funds, PO Box               7
                                             831575, Dallas, TX 75283-1575
-----------------------------------------------------------------------------------------------
 Georgia Tax-Free Bond                       National Financial Services For The            5
                                             Exclusive Benefit Of Our Customers,
                                             200 Liberty, One Financial Center
                                             4th Fl., New York, NY 10281-1003
-----------------------------------------------------------------------------------------------
 GNMA                                        Yachtcrew & Co., T. Rowe Price                 2
                                             Associates, Attn. Fund Accounting              9
                                             Dept., 100 E. Pratt St., Baltimore,
                                             MD 21202
-----------------------------------------------------------------------------------------------
                                             Bridgesail & Co., c/o T. Rowe Price           66
                                             Associates, Attn. Science &
 Government Reserve Investment               Technology Fund, 100 E. Pratt St.,
                                             Baltimore, MD 21202
                                            ---------------------------------------------------
                                             Barnaclesail, c/o T. Rowe Price               28
                                             Mid-Cap Growth Fund, 100 E. Pratt
-------------------------------------------- St., Baltimore, MD 21202
                                            ---------------------------------------------------
 Growth & Income                             Pirateline & Co., c/o T. Rowe Price           14
                                             Associates, 100 E. Pratt St.,
                                             Baltimore MD 21202
-----------------------------------------------------------------------------------------------
                                             Security Benefit Life Ins. Co. FBO             5
                                             T. Rowe Price No Load VA, Attn.                5
 Health Sciences Portfolio                   Mark Young, 700 SW Harrison St.,
                                             Topeka, KS 66636-0002
                                            ---------------------------------------------------
                                             T. Rowe Price Associates, Attn.                4
                                             Financial Reporting Dept., 100 E.              3
-------------------------------------------- Pratt St., Baltimore, MD 21202
                                            ---------------------------------------------------
 High Yield                                  Yachtcrew & Co., T. Rowe Price                 3
                                             Associates, Attn. Fund Accounting              4
                                             Dept., 100 E. Pratt St., Baltimore,
                                             MD 21202
-----------------------------------------------------------------------------------------------
                                             Sigler & Co Cust. Smithsonian                  2
                                             Institution, Chase Manhattan Bank,             8
                                             Mark R. Pensec AVP, 4 New York
                                             Plaza 2nd Fl, New York, NY
                                             10004-2413
                                            ---------------------------------------------------
                                             Northern Trust Co. Tr. Illinois                1
                                             Tool Works Pension Tr. U/A Dtd.                9
                                             1/8/90, Attn. Robert T. Callahan,
                                             3600 West Lake Ave., Glenview, IL
                                             60025-1215
 Institutional Small-Cap                    ---------------------------------------------------
                                             Brookline Contributory Re. Sys.,               8
                                             333 Washington St., Brookline MA
                                             02445-6853
                                            ---------------------------------------------------
                                             Burlington Resources Inc., 5051                7
                                             Westheimer Rd., Ste. 1400, Houston,
                                             TX 77056-5686
                                            ---------------------------------------------------
                                             Y & R Career Compensation Plan,                6
                                             Attn. David Ottignon, Chase
                                             Manhattan Bank, 4 New York Plaza,
                                             IASD-2nd Fl., New York, NY
                                             10004-2413
-----------------------------------------------------------------------------------------------
                                             Goucher College Endowment Fund,                5
                                             Mercantile Safe Deposit & Tr., 1021
                                             Dulaney Valley Rd., Towson, MD
                                             21204-2780
                                            ---------------------------------------------------
                                             Yachtcrew & Co., T. Rowe Price                53
                                             Associates, Attn. Fund Accounting
                                             Dept., 100 E. Pratt St., Baltimore,
 International Bond                          MD 21202
                                            ---------------------------------------------------
                                             Charles Schwab & Co. Inc. Reinvest            10
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
-------------------------------------------- CA 94104-4122
                                            ---------------------------------------------------
                                             Charles Schwab & Co. Inc. Reinvest             6
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
 International Discovery                     CA 94104-4122
                                            ---------------------------------------------------
                                             Fidelity Investments Institutional             5
                                             Operations Co. FIIOC as Agent For
                                             Ford SSIP, 100 Magellan Way (KWIC),
-------------------------------------------- Covington, KY 41015-1999
                                            ---------------------------------------------------
 International Equity Index                  TRP Finance, Inc., 802 West Street             5
                                             Suite 301, Wilmington, DE 19801                1
-----------------------------------------------------------------------------------------------
 International Growth & Income               TRP Finance, Inc., 802 West Street             9
                                             Suite 301, Wilmington, DE 19801
-----------------------------------------------------------------------------------------------
                                             Charles Schwab & Co. Inc. Reinvest             8
                                             Account, Attn. Mutual Fund Dept.,
 International Stock                         101 Montgomery St., San Francisco,
                                             CA 94104-4122
                                            ---------------------------------------------------
                                             Pirateline & Co., c/o T. Rowe Price            7
                                             Associates, 100 E. Pratt St.,
-------------------------------------------- Baltimore MD 21202
                                            ---------------------------------------------------
                                             SMA Life, 440 Lincoln St. S310,               38
                                             Worcester, MA 01653-0002
                                            ---------------------------------------------------
                                             CUNA Mutual LIfe Ins. Co., Century             1
                                             Variable Annuity Acct., c/o Fund               2
                                             Accounting, 2000 Heritage Way,
                                             Waverly, IA 50677-9208
                                            ---------------------------------------------------
 International Stock Portfolio               Pruco Life Flexible Premium                    1
                                             Variable Annuity Account, Attn.                2
                                             Financial Rptg./Sep. Accounts, 213
                                             Washington St.-7th Floor, Newark,
                                             NJ 07102-2917
                                            ---------------------------------------------------
                                             United Of Omaha-Series V, Attn.                6
                                             Product Accounting & Reporting 11th
                                             Floor, Mutual Of Omaha Plaza,
                                             Omaha, NE 68175-0001
                                            ---------------------------------------------------
-------------------------------------------- CUNA Mutual LIfe Ins. Co., Century             5
                                             Group Annuity, c/o Fund Accounting,
                                             2000 Heritage Way, Waverly, IA
                                             50677-9208
                                            ---------------------------------------------------
                                             National Financial Services For The            9
                                             Exclusive Benefit Of Our Customers,
                                             200 Liberty, One Financial Center
 Japan                                       4th Fl., New York, NY 10281-1003
                                            ---------------------------------------------------
                                             Charles Schwab & Co. Inc. Reinvest             7
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
-------------------------------------------- CA 94104-4122
                                            ---------------------------------------------------
 Latin America                               Fidelity Investments Institutional             5
                                             Operations Co. FIIOC as Agent For
                                             Ford SSIP, 100 Magellan Way (KWIC),
                                             Covington, KY 41015-1999
-----------------------------------------------------------------------------------------------
                                             United Of Omaha-Series V, Attn.               64
                                             Product Accounting & Reporting 11th
                                             Floor, Mutual Of Omaha Plaza,
                                             Omaha, NE 68175-0001
                                            ---------------------------------------------------
                                             Security Benefit Life Ins. Co. FBO            12
                                             T. Rowe Price No Load VA, Attn.
 Limited-Term Bond Portfolio                 Mark Young, 700 SW Harrison St.,
                                             Topeka, KS 66636-0002
                                            ---------------------------------------------------
                                             Sentry Life Insurance Co., Attn.               7
                                             Laurie Schulz, 1800 N. Point Drive,
                                             Stevens Point, WI 54481-1283
                                            ---------------------------------------------------
                                             I L Annuity & Insurance Co.                    6
                                             Visionary Choice, Attn. Susan
-------------------------------------------- Russell, 2960 N. Meridian Street,
                                             Box 7149, Indianapolis, IN
                                             46207-7149
                                            ---------------------------------------------------
                                             Melanie B. Manfield, 5115 Bradley              1
 Maryland Tax-Free Money                     Blvd., Chevy Chase, MD 20815-6525              4
                                            ---------------------------------------------------
                                             T. Rowe Price Group, Inc., Attn.               7
                                             Financial Reporting Dept., PO Box
-------------------------------------------- 89000, Baltimore, MD 21289-5076
                                            ---------------------------------------------------
                                             Atlantic Trust Company NA Nominee              1
                                             Account, 100 Federal St., 37th                 2
                                             Floor, Boston MA 02110-1802
                                            ---------------------------------------------------
                                             Pell Rudman Trust Co NA Nominee               10
                                             Acct., Attn. Mutual Funds, 100
                                             Federal St., 37th Fl., Boston, MA
                                             02110-1802
                                            ---------------------------------------------------
 Mid-Cap Equity Growth                       Stichting Pensioenfonds, Van De                7
                                             Koninklijke Nedlloyd, PO Box 1982,
                                             3000 BZ Rotterdam, The Netherlands
                                            ---------------------------------------------------
                                             CIBC World Markets Agt. For CIBC               6
                                             Mellon Trust Co Tr. Nexfor Master
                                             Investment Trust Funds, 161 Bay
                                             St., PO Box 500, Toronto, Ontario
                                             Canada M5J2S8
                                            ---------------------------------------------------
                                             Wendel & Co. A/C 842494, c/o The               5
-------------------------------------------- Bank Of New York, Attn. Mutual
                                             Funds/Reorg Dept., PO Box 1066 Wall
                                             St. Station, New York, NY
                                             10286-0001
                                            ---------------------------------------------------
 Mid-Cap Growth                              Charles Schwab & Co. Inc. Reinvest             7
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
                                             CA 94104-4122
-----------------------------------------------------------------------------------------------
                                             C M Life Insurance Co., Attn. Fund            59
                                             Operations/N255, 1295 State Street,
                                             Springfield MA 01111-0001
                                            ---------------------------------------------------
                                             Security Benefit Life Ins. Co. FBO             1
                                             T. Rowe Price No Load VA, Attn.                2
 Mid-Cap Growth Portfolio                    Mark Young, 700 SW Harrison St.,
                                             Topeka, KS 66636-0002
                                            ---------------------------------------------------
                                             Mass Mutual Life Insurance Company,           10
                                             Attn. Fund Operations/ N255, 1295
                                             State Street, Springfield, MA
                                             01111-0001
                                            ---------------------------------------------------
                                             MML Baystate Life Insurance                    5
-------------------------------------------- Company, Attn. Fund Operations/
                                             N255, 1295 State Street,
                                             Springfield, MA 01111-0001
                                            ---------------------------------------------------
 Mid-Cap Value                               Pirateline & Co., c/o T. Rowe Price           45
                                             Associates, 100 E. Pratt St.,
                                             Baltimore MD 21202
-----------------------------------------------------------------------------------------------
 New America Growth                          Wilmington Trust Co Tr., FBO                   8
                                             Continental Airlines Inc. DCP Plan
                                             A/C 49277-0
-----------------------------------------------------------------------------------------------
                                             Security Benefit Life Ins. Co. FBO            38
                                             T. Rowe Price No Load VA, Attn.
                                             Mark Young, 700 SW Harrison St.,
                                             Topeka, KS 66636-0002
                                            ---------------------------------------------------
                                             United Of Omaha-Series V, Attn.                3
                                             Product Accounting & Reporting 11th            3
 New America Growth Portfolio                FLoor, Mutual Of Omaha Plaza,
                                             Omaha, NE 68175-0001
                                            ---------------------------------------------------
                                             Peoples Benefit Life Insurance                 8
                                             Company, Attn. FMD Accounting 4410,
                                             4333 Edgewood Rd. NE, Cedar Rapids,
                                             IA 52499-0001
                                            ---------------------------------------------------
                                             Farm Bureau Life Ins. Co., Attn.               5
-------------------------------------------- Mutual Fund Accounting, 5400
                                             University Avenue, West Des Moines,
                                             IA 50266-5950
                                            ---------------------------------------------------
 New Asia                                    Charles Schwab & Co. Inc. Reinvest             8
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
                                             CA 94104-4122
-----------------------------------------------------------------------------------------------
 New Income                                  Yachtcrew & Co., T. Rowe Price                 3
                                             Associates, Attn. Fund Accounting              4
                                             Dept., 100 E. Pratt St., Baltimore,
                                             MD 21202
-----------------------------------------------------------------------------------------------
 New York Tax-Free Money                     Coleman M Brandt Grace L Brandt Jt.           10
                                             Ten., 330 West 72nd St., Apt 10A,
                                             New York, NY 10023-2649
-----------------------------------------------------------------------------------------------
                                             United Of Omaha-Series V, Attn.               42
                                             Product Accounting & Reporting 11th
                                             Floor, Mutual Of Omaha Plaza,
                                             Omaha, N 68175-0001
                                            ---------------------------------------------------
                                             Security Benefit Life Ins. Co. FBO             2
 Personal Strategy Balanced Portfolio        T. Rowe Price No Load VA, Attn.                2
                                             Mark Young, 700 SW Harrison St.,
                                             Topeka, KS 66636-0002
                                            ---------------------------------------------------
                                             Sentry Life Insurance Co., Attn.               1
                                             Laurie Schulz, 1800 N. Point Drive,            5
                                             Stevens Point, WI 54481-1283
                                            ---------------------------------------------------
                                             Farm Bureau Life Ins. Co., Attn.               9
-------------------------------------------- Mutual Fund Accounting, 5400
                                             University Avenue, West Des Moines,
                                             IA 50266-5950
                                            ---------------------------------------------------
 Prime Reserve-PLUS Class                    Pershing Div. Of DLJ Secs. Corp For          100
                                             Exclusive Benefit Of TRP Money Fund
                                             Customer Accounts, 1 Pershing Plz.,
                                             Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------
                                             Security Benefit Life Ins. Co. FBO            76
                                             T. Rowe Price No Load VA, Attn.
 Prime Reserve Portfolio                     Mark Young, 700 SW Harrison St.,
                                             Topeka, KS 66636-0002
                                            ---------------------------------------------------
                                             Sentry Life Insurance Co., Attn.              14
                                             Laurie Schulz, 1800 N. Point Drive,
-------------------------------------------- Stevens Point, WI 54481-1283
                                            ---------------------------------------------------
 Real Estate                                 TRP Finance, Inc., 802 West Street             9
                                             Suite 301, Wilmington, DE 19801
-----------------------------------------------------------------------------------------------
                                             Taskforce & Co., c/o T. Rowe Price            14
                                             Associates, Attn. Equity Income
                                             Fund, 100 E. Pratt St., Baltimore,
                                             MD 21202
                                            ---------------------------------------------------
                                             Eye & Co., c/o T. Rowe Price                   8
                                             Associates, Attn. Growth Stock
 Reserve Investment                          Fund, 100 E. Pratt St., Baltimore,
                                             MD 21202
                                            ---------------------------------------------------
                                             Overlap & Co., c/o T. Rowe Price               7
                                             Associates, Attn. Small-Cap Stock
                                             Fund, 100 E. Pratt St., Baltimore,
                                             MD 21202
                                            ---------------------------------------------------
                                             Seamile & Co., c/o T. Rowe Price
-------------------------------------------- Associates, Attn. Capital
                                             Appreciation Fund, 100 E. Pratt
                                             St., Baltimore, MD 21202
                                            ---------------------------------------------------
 Science & Technology                        Charles Schwab & Co. Inc. Reinvest             5
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
                                             CA 94104-4122
-----------------------------------------------------------------------------------------------
 Small-Cap Value                             Charles Schwab & Co. Inc. Reinvest             5
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
                                             CA 94104-4122
-----------------------------------------------------------------------------------------------
 Small-Cap Stock                             Norwest Bank Co. NA Tr. FBO State              9
                                             Of Minn. Def. Comp. Plan Trust, c/o
                                             Great West Life Recordkeeper, 8515
                                             E. Orchard Rd. Attn. 2T2,
                                             Englewood, CO 80111-5037
-----------------------------------------------------------------------------------------------
 Spectrum Income                             Manulife Financial USA, Attn. Laura            1
                                             Ross SRS Acctg., 250 Bloor St. East            7
                                             7E Floor, Toronto, Ontario Canada
                                             M4W1E5
-----------------------------------------------------------------------------------------------
 Spectrum International                      Stephen W. Boesel, Brian C. Rogers             9
                                             Trs., T. Rowe Price Associates
                                             Foundation Inc., 100 E. Pratt St.,
                                             Baltimore, MD 21202-1009
-----------------------------------------------------------------------------------------------
 Summit Cash Reserves                        Pershing Div. Of DLJ Secs. Corp For            5
                                             Exclusive Benefit Of TRP Money Fund
                                             Customer Accounts, 1 Pershing Plz.,
                                             Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------
 Tax-Efficient Balanced                      TRP Finance, Inc., 802 West Street            11
                                             Suite 301, Wilmington, DE 19801
-----------------------------------------------------------------------------------------------
 Tax-Exempt Money-PLUS Class                 Pershing Div. Of DLJ Secs. Corp For          100
                                             Exclusive Benefit Of TRP Money Fund
                                             Customer Accounts, 1 Pershing Plz.,
                                             Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------
 U.S. Bond Index                             TRP Finance, Inc., 802 West Street            21
                                             Suite 301, Wilmington, DE 19801
-----------------------------------------------------------------------------------------------
 U.S. Treasury Long-Term                     Yachtcrew & Co., T. Rowe Price                54
                                             Associates, Attn. Fund Accounting
                                             Dept., 100 E. Pratt St., Baltimore,
                                             MD 21202
-----------------------------------------------------------------------------------------------
 Value                                       Charles Schwab & Co. Inc. Reinvest             5
                                             Account, Attn. Mutual Fund Dept.,
                                             101 Montgomery St., San Francisco,
                                             CA 94104-4122
-----------------------------------------------------------------------------------------------
 Virginia Tax-Free Bond                      National Financial Services For The            5
                                             Exclusive Benefit Of Our Customers,
                                             200 Liberty, One Financial Center
                                             4th Fl., New York, NY 10281-1003
-----------------------------------------------------------------------------------------------

INFORMATION ABOUT INDEPENDENT PUBLIC ACCOUNTANTS


The Audit Committee has selected PricewaterhouseCoopers, LLP, as the independent accountants for the funds for their current fiscal years. Representatives of PricewaterhouseCoopers are expected to be present at the meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which shareholders may wish to address to them.


Table 7  Audit Fees
                            Fund                                   Amount
----------------------------------------------------------------------------
 Balanced                                                         $11,057
----------------------------------------------------------------------------
 Blue Chip Growth                                                  15,670
----------------------------------------------------------------------------
 California Tax-Free Bond                                           5,995
----------------------------------------------------------------------------
 California Tax-Free Money                                          5,996
----------------------------------------------------------------------------
 Capital Appreciation                                              10,318
----------------------------------------------------------------------------
 Capital Opportunity                                                9,827
----------------------------------------------------------------------------
 Corporate Income                                                  12,136
----------------------------------------------------------------------------
 Developing Technologies*                                           7,000
----------------------------------------------------------------------------
 Diversified Small-Cap Growth                                       9,811
----------------------------------------------------------------------------
 Dividend Growth                                                   10,442
----------------------------------------------------------------------------
 Emerging Europe & Mediterranean*                                   9,000
----------------------------------------------------------------------------
 Emerging Markets Bond                                             13,857
----------------------------------------------------------------------------
 Emerging Markets Stock                                            16,388
----------------------------------------------------------------------------
 Equity Income                                                     19,135
----------------------------------------------------------------------------
 Equity Income Portfolio                                           10,117
----------------------------------------------------------------------------
 Equity Index 500                                                  12,848
----------------------------------------------------------------------------
 European Stock                                                    15,888
----------------------------------------------------------------------------
 Extended Equity Market Index                                       9,796
----------------------------------------------------------------------------
 Financial Services                                               $ 9,880
----------------------------------------------------------------------------
 Florida Intermediate Tax-Free                                      5,995
----------------------------------------------------------------------------
 Foreign Equity                                                    20,386
----------------------------------------------------------------------------
 Georgia Tax-Free Bond                                              5,995
----------------------------------------------------------------------------
 Global Stock                                                      16,081
----------------------------------------------------------------------------
 Global Technology*                                                 7,000
----------------------------------------------------------------------------
 GNMA                                                              12,273
----------------------------------------------------------------------------
 Government Reserve Investment                                     12,245
----------------------------------------------------------------------------
 Growth & Income                                                   12,012
----------------------------------------------------------------------------
 Health Sciences                                                   10,047
----------------------------------------------------------------------------
 High Yield                                                        14,975
----------------------------------------------------------------------------
 Institutional Large-Cap Value*                                     7,000
----------------------------------------------------------------------------
 Institutional Mid-Cap Equity Growth                               10,000
----------------------------------------------------------------------------
 Institutional Small-Cap Stock*                                     7,000
----------------------------------------------------------------------------
 International Bond                                                16,336
----------------------------------------------------------------------------
 International Discovery                                           16,910
----------------------------------------------------------------------------
 International Growth & Income                                      7,006
----------------------------------------------------------------------------
 International Stock                                               31,954
----------------------------------------------------------------------------
 International Stock Portfolio                                     16,397
----------------------------------------------------------------------------
 Japan                                                             14,412
----------------------------------------------------------------------------
 Latin America                                                     14,302
----------------------------------------------------------------------------
 Limited-Term Bond Portfolio                                       11,994
----------------------------------------------------------------------------
 Maryland Short-Term Tax-Free Bond                                  5,996
----------------------------------------------------------------------------
 Maryland Tax-Free Bond                                             5,995
----------------------------------------------------------------------------
 Media & Telecommunications                                        10,338
----------------------------------------------------------------------------
 Mid-Cap Growth                                                    14,753
----------------------------------------------------------------------------
 Mid-Cap Growth Portfolio                                           9,833
----------------------------------------------------------------------------
 Mid-Cap Value                                                      9,891
----------------------------------------------------------------------------
 New America Growth                                                11,105
----------------------------------------------------------------------------
 New America Growth Portfolio                                       9,835
----------------------------------------------------------------------------
 New Asia                                                          17,934
----------------------------------------------------------------------------
 New Income                                                        12,362
----------------------------------------------------------------------------
 New Jersey Tax-Free Bond                                           5,996
----------------------------------------------------------------------------
 New York Tax-Free Bond                                             5,995
----------------------------------------------------------------------------
 New York Tax-Free Money                                            5,996
----------------------------------------------------------------------------
 Personal Strategy Balanced                                        10,452
----------------------------------------------------------------------------
 Personal Strategy Balanced Portfolio                             $ 9,815
----------------------------------------------------------------------------
 Personal Strategy Growth                                          10,208
----------------------------------------------------------------------------
 Personal Strategy Income                                          10,156
----------------------------------------------------------------------------
 Prime Reserve                                                     12,904
----------------------------------------------------------------------------
 Prime Reserve Portfolio                                            9,815
----------------------------------------------------------------------------
 Real Estate                                                        9,770
----------------------------------------------------------------------------
 Reserve Investment                                                12,604
----------------------------------------------------------------------------
 Science & Technology                                              18,923
----------------------------------------------------------------------------
 Short-Term Bond                                                   12,169
----------------------------------------------------------------------------
 Small-Cap Stock                                                   12,476
----------------------------------------------------------------------------
 Small-Cap Value                                                   12,261
----------------------------------------------------------------------------
 Spectrum Growth**                                                  2,171
----------------------------------------------------------------------------
 Spectrum Income**                                                  1,637
----------------------------------------------------------------------------
 Spectrum International**                                              67
----------------------------------------------------------------------------
 Summit Cash Reserves                                              11,949
----------------------------------------------------------------------------
 Summit GNMA                                                       12,000
----------------------------------------------------------------------------
 Summit Municipal Income                                            7,999
----------------------------------------------------------------------------
 Summit Municipal Intermediate                                      7,999
----------------------------------------------------------------------------
 Summit Municipal Money                                             7,997
----------------------------------------------------------------------------
 Tax-Efficient Balanced                                             5,996
----------------------------------------------------------------------------
 Tax-Efficient Growth                                              12,995
----------------------------------------------------------------------------
 Tax-Exempt Money                                                   5,995
----------------------------------------------------------------------------
 Tax-Free High Yield                                                5,997
----------------------------------------------------------------------------
 Tax-Free Income                                                    5,996
----------------------------------------------------------------------------
 Tax-Free Intermediate                                              5,995
----------------------------------------------------------------------------
 Tax-Free Short-Intermediate                                        5,995
----------------------------------------------------------------------------
 Total Equity Market Index                                          9,868
----------------------------------------------------------------------------
 U.S. Treasury Intermediate                                         8,118
----------------------------------------------------------------------------
 U.S. Treasury Long-Term                                            8,128
----------------------------------------------------------------------------
 U.S. Treasury Money                                                8,220
----------------------------------------------------------------------------
 Value                                                             11,935
----------------------------------------------------------------------------
 Virginia Tax-Free Bond                                             5,995
----------------------------------------------------------------------------
 Financial Information Systems Design and Implementation Fees          --
----------------------------------------------------------------------------
 Other Fees                                                        79,114
----------------------------------------------------------------------------

* Reflects fees paid after the end of the funds' fiscal year for accounting services performed during the fiscal year.


**    Fees are allocated among the Spectrum Funds based upon each fund's assets.

The Audit Committee has considered whether the provisions of the services covered under "Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers.


The fees charged by PricewaterhouseCoopers for the calendar year audit and the reviews of Forms 10-Q for T. Rowe Price Group were $137,000. All other fees billed to T. Rowe Price Group through December 31, 2000 totaled $780,853, which represented fees for tax planning and compliance services, attestation reports, agreed-upon procedures, SAS 70 engagements, and assistance in connection with filings under the Securities Act of 1933.